EXHIBIT 10.1
[EXECUTION VERSION]
PGRT ESH, INC.
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601
April 30, 2009
Citicorp USA, Inc.
101 John F. Kennedy Parkway
Fourth Floor
Short Hills, New Jersey 07078
Re:   Forbearance Extension
Ladies and Gentlemen:
Reference is made to the Amended and Restated Loan Agreement dated as of June 6, 2008 among PGRT ESH, Inc. (the “Borrower”), Lightstone Holdings LLC, David Lichtenstein (together with Lightstone Holdings LLC and the Borrower, the “Loan Parties”), and Citicorp USA, Inc. (the “Lender”), as amended by that certain First Amendment to Loan Agreement dated as of October 31, 2008 among the Loan Parties and the Lender (as amended by, that certain letter agreement dated December 31, 2008 among the Loan Parties and the Lender, that certain letter agreement dated January 30, 2009 among the Loan Parties and the Lender and that certain letter agreement dated March 2, 2009 among the Loan Parties and the Lender, collectively, the “First Amendment”), that certain Second Amendment to Loan Agreement dated as of December 31, 2008 among the Loan Parties and the Lender, that certain Third Amendment to Loan Agreement dated as of January 30, 2009 among the Loan Parties and the Lender, that certain Waiver and Fourth Amendment to Loan Agreement dated as of March 2, 2009 among the Loan Parties and the Lender and that certain Fifth Amendment to Loan Agreement dated as of the date hereof among the Loan Parties and the Lender (the “Fifth Amendment”; as so amended, the “Loan Agreement”).
The Loan Parties have requested (i) a further extension of the Forbearance Period (as defined in the First Amendment) from April 30, 2009 until July 15, 2009 to continue to consider a long term restructuring plan with the Lender, and (ii) that in addition to continuing to forbear from exercising its rights and remedies in respect of the Defaults and Events of Default specified on Schedule 7(e) of the First Amendment, the Lender agree to forbear through July 15, 2009 from exercising its rights and remedies in respect of certain additional Events of Default specified on Schedule 1 hereto.

Citicorp USA, Inc
April 30, 2009

In connection with such extension and additional forbearance and as consideration therefor, the Loan Parties agree to amend certain provisions of the Loan Agreement as specified in the Fifth Amendment.
The Lender hereby agrees with the Loan Parties that the First Amendment is amended as follows:
(i) by deleting “April 30, 2009” in Section 3(a) thereof and substituting “July 15, 2009” therefor; and
(ii) Schedule 7(e) is hereby deleted and replaced with Schedule 1 hereto.
This letter agreement shall constitute a Loan Document for all purposes under the Loan Agreement.
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Citicorp USA, Inc
April 30, 2009

Except as amended hereby, the First Amendment shall remain in full force and effect.

Very truly yours, PGRT ESH, INC.
By:	/s/ David Lichtenstein
David Lichtenstein
Chairman

AGREED TO AND ACCEPTED AS OF THE DATE FIRST SET FORTH ABOVE:

Lender

CITICORP USA, INC.

By:	/s/ Diana Yusun Diana Yusun Director

Guarantors

/s/ David Lichtenstein

David Lichtenstein

LIGHTSTONE HOLDINGS LLC

By:	/s/ David Lichtenstein David Lichtenstein
Managing Member
Signature page to Fourth Extension Letter

Schedules Are Intentionally Omitted